SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                                [X]

Filed by a Party other than the Registrant                             [  ]

Check the Appropriate Box:


[ ]     Preliminary Proxy Statement


[ ]      Confidential, for Use of the Commission Only

             (as permitted by Rule 14a-6(e)(2))                         [  ]


[X]      Definitive Proxy Statement


[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Evergreen Select Equity Trust

                (Name of Registrant as Specified in Its Charter)

                          Evergreen Select Equity Trust
                          -----------------------------
      (Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies:





         (2)      Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         (4)      Proposed maximum aggregate value of transaction:



         (5)      Total fee paid:



[ ]      Fee paid previously with preliminary material

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                                          -------------------------

         (2)      Form, Schedule or Registration Statement No.:
                                                                ---

         (3)      Filing Party:
                                -----------------------------------

         (4)      Date Filed:
                              -------------------------------------

                      EVERGREEN SELECT SECULAR GROWTH FUND

                               200 Berkeley Street

                           Boston, Massachusetts 02116

October 6, 2000

Dear Shareholder:

         I am writing to shareholders of Evergreen Select Secular Growth Fund (the "Fund"), a series of Evergreen Select Equity Trust (the "Trust") to let you know about a Special Meeting of Shareholders to be held on October 31, 2000. Before that meeting, I would like your vote on two important proposals described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.


         The first proposal would authorize First Union National Bank, the Fund's investment adviser (the "Adviser"), to enter into a sub-advisory agreement (the "Sub-Advisory Agreement") with ForeFront Capital Advisors, LLC (the "Sub-Adviser"). Under the Sub-Advisory Agreement, the Sub-Adviser would become responsible for the day-to-day management of the Fund, subject to the overall supervision of the Adviser and the Board of Trustees of the Trust.


         The second proposal requests shareholder approval of a proposal to change the operation of the Fund to permit the Adviser, with the approval of the Board of Trustees of the Trust, to hire or replace a sub-adviser for the Fund without a shareholder vote. This change could benefit shareholders by reducing the Fund's expenses, permitting faster changes in sub-advisers when warranted, and improving operating efficiencies.

         The Board of Trustees of the Trust has unanimously approved each of the proposals and recommends that you vote FOR each proposal.

         I realize that this Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the Proposals and to sign and return your proxy card in the enclosed postage-paid envelope today. Instructions on how to complete the proxy card are included immediately after the Notice of Special Meeting.

         If you have any questions about the proxy, please call Evergreen Shareholder Services at 800-252-0064.

         Thank you for taking this matter seriously and participating in this important process.

                                                     Sincerely,

                                                     William M. Ennis

                                                     President

                                                     Evergreen Funds

                      EVERGREEN SELECT SECULAR GROWTH FUND

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 31, 2000

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Evergreen Select Secular Growth Fund (the "Fund"), a series of Evergreen Select Equity Trust, a Delaware business trust, will be held at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 on October 31, 2000 at 10:00 a.m. Eastern Time and any adjournments thereof (collectively, the "Special Meeting") for the following purposes:


1. To approve or disapprove a new investment sub-advisory agreement between First Union National Bank and ForeFront Capital Advisors, LLC.



2. To approve or disapprove a proposal to permit the Fund's investment adviser, First Union National Bank, to hire and replace sub-advisers or to modify investment sub-advisory agreements without shareholder approval.

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on August 31, 2000 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED WITHOUT DELAY TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE.


                                            By order of the Board of Trustees


                                            Michael H. Koonce


                                            Secretary

October 6, 2000

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.


1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                                          Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . . .John Doe
         (4)      ABC Corp. Profit Sharing Plan . . . . . . . John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . .Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . .Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . .John B. Smith

         (2)      Estate of John B. Smith . . . . John B. Smith, Jr., Executor

                      EVERGREEN SELECT SECULAR GROWTH FUND


                               200 Berkeley Street

                           Boston, Massachusetts 02116

                         SPECIAL MEETING OF SHAREHOLDERS

                                October 31, 2000

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Evergreen Select Equity Trust (the "Trust"), for use at a Special Meeting of Shareholders of Evergreen Select Secular Growth Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m. Eastern Time on October 31, 2000 at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are first being mailed to shareholders on or about October 6, 2000. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Adviser. The Fund's most recent annual report is available upon request without charge by writing or calling the Trust at 800-252-0064.

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

         If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Trust's Agreement and Declaration of Trust dated September 18, 1997 (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Special Meeting.


         The Board of  Trustees  has fixed the close of  business  on August 31,
2000 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. The Fund has two classes of Shares, the Institutional Shares and the Institutional Service Shares. On the Record Date, there were 6,304,175.649 Institutional Shares and 11,463.879 Institutional Service Shares outstanding. All shareholders of record on the Record Date will be entitled to one vote for each dollar of net asset value held on that date.


         As of August 31, 2000, the officers and the Trustees of the Trust as a group beneficially owned less than 1% of the Shares of the Fund. To the Trust's knowledge, the following persons owned beneficially or of record more than 5% of each class of the Fund's outstanding Shares as of the Record Date:

------------------- ---------------------------------------------------------------- ------------------------ --------------------

      Class                                Name and Address                             Number of Shares      Percentage of Class

------------------- ---------------------------------------------------------------- ------------------------ --------------------
------------------- ---------------------------------------------------------------- ------------------------ --------------------

                    First Union National Bank BK/EB/INT

   Institutional   Cash Account                                                          5,685,182.694             90.181%

                    Attn: Trust Operations Fund Group

                    401 S. Tryon Street,. 3rd Fl

                    CMG 1151

                    Charlotte, NC 28202-1911


------------------- ---------------------------------------------------------------- ------------------------ --------------------
------------------- ---------------------------------------------------------------- ------------------------ --------------------

                    First Union National Bank BK/EB/INT

  Institutional     Reinvestment Account                                                   556,700.786              8.831%

                    Attn: Trust Operations Fund Group

                    401 S. Tryon Street, 3rd Fl

                    CMG 1151

                    Charlotte, NC 28202-1911


------------------- ---------------------------------------------------------------- ------------------------ --------------------
------------------- ---------------------------------------------------------------- ------------------------ --------------------

                    Donaldson Lufkin Jenrette

InstitutionalServiceSecurities Corporation, Inc.                                            1,560.301               13.611%

                    Post Office Box 2052

                    Jersey City, NJ 07303-9998


------------------- ---------------------------------------------------------------- ------------------------ --------------------
------------------- ---------------------------------------------------------------- ------------------------ --------------------

                    Paine Webber, Inc.

InstitutionalServiceFBO Jeff Arnold                                                         1,148.884               10.022%

                    Post Office Box 3321

                    Weehawken, NJ 07087-8154


------------------- ---------------------------------------------------------------- ------------------------ --------------------
------------------- ---------------------------------------------------------------- ------------------------ --------------------

                     Legg Mason Wood Walker

InstitutionalService FBO Pauline Leppo IRA                                                   1,116.941               9.743%

                     Post Office Box 1476

                     Baltimore, MD 21203-1476


------------------- ---------------------------------------------------------------- ------------------------ --------------------
------------------- ---------------------------------------------------------------- ------------------------ --------------------

                     DLJ

InstitutionalService Securities Corp., Inc.                                                  1026.133                8.951%

                     Post Office Box 2052

                     Jersey City, NJ 07303-9998


------------------- ---------------------------------------------------------------- ------------------------ --------------------
------------------- ---------------------------------------------------------------- ------------------------ --------------------

                    First Clearing Corp.

InstitutionalService FBO Jerry Weinberger                                                     913.508                7.969%

                    201 S. College Street

                    Charlotte, NC 28288


------------------- ---------------------------------------------------------------- ------------------------ --------------------
------------------- ---------------------------------------------------------------- ------------------------ --------------------

                    First Clearing Corp.

InstitutionalService FBO Dorothy E. Parr Living                                               697.400                6.083%

                    201 S. College Street

                    Charlotte, NC 28288-1167


------------------- ---------------------------------------------------------------- ------------------------ --------------------
------------------- ---------------------------------------------------------------- ------------------------ --------------------

                    NFSC

InstitutionalServiceFBO Linda A. Kennedy                                                     617.734                5.389%

                    200 Liberty Street 5th Floor

                    New York, NY 10281


------------------- ---------------------------------------------------------------- ------------------------ --------------------

         In order that your Shares may be represented at the Special Meeting, you are requested to:

--   indicate your instructions on the enclosed proxy card;

--   date and sign the proxy card;

-- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

-- allow sufficient time for the proxy card to be received on or before 10:00 a.m. Eastern Time on October 31, 2000.

                                   PROPOSAL 1

          TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AGREEMENT
                      WITH FOREFRONT CAPITAL ADVISORS, LLC

                               SUMMARY OF PROPOSAL

         The Trust has entered into an investment advisory agreement dated September 18, 1997 and amended February 26, 1999 (the "Advisory Agreement") on behalf of the Fund with the Adviser. Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the Adviser furnishes to the Fund investment advisory, management and administrative services, and office facilities in connection with its services for managing the investment and reinvestment of the Fund's assets. The Adviser pays for all of the expenses incurred by it in connection with the provision of its services.


         For the reasons and based on an analysis of factors described below and upon the recommendation of the Adviser, the Trustees of the Trust have unanimously approved the Adviser's execution of the Sub-Advisory Agreement with ForeFront Capital Advisors, LLC ("the Sub-Adviser"). Under the Sub-Advisory Agreement, the Sub-Adviser would become responsible for the day-to-day investment of the Fund's assets, subject to the supervision of the Adviser and the Board of Trustees. The Adviser would pay the Sub-Adviser's fees under the Sub-Advisory Agreement, and there would be no change in the fees paid by the Fund to the Adviser.


         Pursuant to Section 15 of the Investment Company Act of 1940 (the "1940 Act"), the Sub-Advisory Agreement will not become effective unless it is approved by shareholders of the Fund.

                                 THE SUB-ADVISER

         The Sub-Adviser is a newly-formed investment adviser, located at 123 South Broad Street, Philadelphia, Pennsylvania 19109. When the Sub-Adviser commences operations (anticipated to occur on or about November 1, 2000), Mr. Stephen M. Dalton will be the chairman and chief executive officer of the Sub-Adviser, and Mr. Dalton will own at least 51% of the outstanding equity interests of the Sub-Adviser. First Union National Bank will own 40% of the equity interests. The remaining interests will be owned by other employees of the Sub-Adviser.


         Mr. Dalton has been a senior vice president of the Adviser since April 1998, and was a Managing Director and Head of Institutional Equity Services at CoreStates Investment Advisors from April 1997 until April 1998, when CoreStates Investment Advisors was acquired by the Adviser. Mr. Dalton began his money management career as a securities analyst at Girard Bank from 1983 until 1984. From 1984 until 1997 Mr. Dalton was Vice President and Senior Portfolio Manager of Growth Portfolios at CoreStates Investment Advisors. Mr. Dalton has served as the Fund's portfolio manager since its inception in February 1999 and also served as the portfolio manager of the common trust fund which was the predecessor to the Fund since its inception on December 31, 1994.


             REASONS FOR THE PROPOSAL AND EVALUATION BY THE TRUSTEES

Background

         At the beginning of 2000, Mr. Dalton informed the Adviser of his intention to form a new investment advisory firm. Because of Mr. Dalton's long-term investment performance as portfolio manager of the Fund, the Adviser sought to have Mr. Dalton continue as portfolio manager of the Fund. Accordingly, the Adviser agreed, subject to approval by the Trustees and Fund shareholders, to enter into the Sub-Advisory Agreement with the Sub-Adviser, pursuant to which the Sub-Adviser would become responsible for day-to-day management of the Fund's investments.


         In addition, the Adviser and Mr. Dalton have entered into an agreement whereby the Adviser will acquire ownership of 40% of the equity interests of ForeFront Capital Advisors, LLC in return for an investment of $1 million.


         On June 23, 2000, the Trustees of the Trust met in person at a Board meeting to discuss the Adviser's recommendation that the Adviser be authorized to enter into the Sub-Advisory Agreement with the Sub-Adviser.

Evaluation by the Trustees

         The Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the Sub-Advisory Agreement. On June 23, 2000, the Trustees, including all of the Independent Trustees, voted to approve the Sub-Advisory Agreement and to submit the proposed Sub-Advisory Agreement to the shareholders of the Fund.

         The material factors considered by the Trustees were: the expected nature and quality of services to be provided by the Sub-Adviser; the amount of sub-advisory fees to be paid; the Sub-Adviser's financial strength and insurance coverage; the investment advisory experience and reputation of the personnel of the Sub-Adviser; and its administrative support services.

         The factor that the Trustees considered most significant was that the Fund's investments would continue to be managed by the same individual who currently manages the Fund's investments under the Advisory Agreement, at no increase in the fees paid by the Fund for such services. The Trustees were also satisfied that the Sub-Adviser (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Fund, and (2) had the personnel and financial resources to enable it to discharge its duties under the Sub-Advisory Agreement adequately. After careful consideration, the Trustees believe that the best interests of the shareholders of the Fund would be served if the Sub-Advisory Agreement is approved.

Terms of the Sub-Advisory Agreement

         The following description of the Sub-Advisory Agreement is qualified entirely by reference to the actual Sub-Advisory Agreement, which is attached as Exhibit A. The Sub-Advisory Agreement provides in substance (1) that the Adviser will pay the Sub-Adviser at an annual rate of 0.12% on the first $1 billion of average daily net assets plus 0.30% on amounts over $1 billion; (2) that it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the outstanding shares of the Fund or by a majority of the Trustees and a majority of the Independent Trustees; (3) that it may be terminated, without penalty, by the Adviser, by the Trustees or by majority vote of the outstanding shares of the Fund upon 60 days prior written notice; (4) that it may be terminated by the Sub-Adviser on 90 days prior written notice to the Adviser; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act. The Sub-Advisory Agreement also provides that the Sub-Adviser is not liable to the Trust or to the Adviser for any act or omissions under the Sub-Advisory Agreement, but that the Sub-Adviser is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties.

Portfolio Transactions

         Subject to the supervision and control of the Adviser and the Trustees of the Trust, the Sub-Adviser will be responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Sub-Adviser will be responsible for effecting the Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Sub-Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Fund or the Sub-Adviser with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. The Sub-Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use will not tend to reduce expenses but may benefit the Fund by supplementing the Sub-Adviser's research. In seeking the most favorable price and execution available, the Sub-Adviser may, if permitted by law, consider sales of the Shares a factor in the selection of broker-dealers.

         The Sub-Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all such services may be used in connection with the Fund. In the opinion of the Sub-Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including the Fund. Whenever concurrent decisions are made to purchase or sell securities by the Fund and another account, the Sub-Adviser will attempt to allocate equitably portfolio transactions among the Fund and other accounts. In making such allocations between the Fund and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and the other accounts. In some cases this procedure could have an adverse effect on the Fund. In the opinion of the Sub-Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Sub-Adviser may execute portfolio transactions through certain of its affiliated brokers, acting as agent in accordance with procedures established by the Trust's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

                                  REQUIRED VOTE

         Approval of the Sub-Advisory Agreement requires the vote of a majority of the shareholders of the Fund. A majority is defined in the 1940 Act as the lesser of (a) 67% of the Shares of the Fund present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; or (b) more than 50% of the outstanding Shares of the Fund ("Majority Vote"). If the Sub-Advisory Agreement is not approved by the shareholders of the Fund, the Trustees will consider other possible courses of action which are in the best interests of shareholders.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 2

            TO APPROVE OR DISAPPROVE A PROPOSAL TO PERMIT THE ADVISER TO HIRE AND REPLACE SUB-ADVISERS OR MODIFY SUB-ADVISORY
                     AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

         As discussed above, the Adviser currently provides advisory services to the Fund pursuant to the Advisory Agreement. The Adviser has overall responsibility for the management and administration of the Fund. For the reasons described above under Proposal 1, the Adviser and the Trust recommend that the Adviser be authorized to enter into the Sub-Advisory Agreement, pursuant to which the Adviser would delegate day-to-day management of the Fund's investments to the Sub-Adviser, subject to the overall supervision of the Adviser and the Trustee. At the same time, the Trust proposes that the Adviser, with the approval of the Board of Trustees, be permitted to enter into, terminate, or modify advisory agreements on behalf of the Fund with the sub-advisers under certain conditions without obtaining the prior approval of a majority of the outstanding voting securities of the Funds.

         Section 15 of the 1940 Act and Rule 18f-2 under the 1940 Act require that shareholders of the Fund approve any sub-advisory agreements or amendments to those agreements. On January 8, 1999, the Securities and Exchange Commission (the "SEC") issued an order (the "Order") to exempt the Trust from these provisions. Under the Order, the Adviser is permitted, with the approval of the Board of Trustees, to hire new sub-advisers, terminate sub-advisers, and modify advisory agreements with sub-advisers without the prior approval of Fund shareholders under certain conditions. By eliminating shareholder approval in these matters, the Adviser will have greater flexibility in overseeing sub-advisers, and the Trust would be spared the time and expense of holding shareholder meetings and soliciting proxies. The Order is subject to several conditions, including the following conditions:

                  1. The Trust will not enter into an advisory agreement on behalf of the Fund with any sub-adviser that is an "affiliated person," as defined in Section 2(a)(3) of the 1940 Act, of the Trust or the Adviser other than by reason of serving as a sub-adviser to the Fund (an "Affiliated Sub-Adviser") without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Because the Adviser owns an equity interest in the Sub-Adviser, the Sub-Adviser is an "Affiliated Sub-Adviser." Accordingly, the Sub-Advisory Agreement is not exempted by the Order from the approval requirements of the 1940 Act.

                  2. Before the Fund may rely on the Order, the operation of the Fund in the manner described in the Order must be approved by a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

                  3. The Trust will disclose in its registration statement for the Fund the existence, substance, and effect of the Order. In addition, the Fund will hold itself out to the public as employing the strategy described in the Order. The Prospectus will prominently disclose that the Adviser has the ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination, and replacement.

                  4. Within 60 days of the hiring of any sub-adviser, the Fund will furnish its shareholders with all information about the new sub-adviser agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new sub-adviser. The Fund will meet this condition by providing shareholders within 60 days of the hiring of a sub-adviser with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of the Schedule 14A under the Securities Exchange Act of 1934.

         In accordance with condition 2, shareholder approval of this proposed new arrangement is being sought. Even if the Fund's shareholders approve this arrangement, any new sub-adviser engaged or terminated or any change in a sub-advisory agreement will still require approval of the Board of Trustees. In order to approve a new sub-adviser, the Trustees will analyze the factors they deem relevant, including the nature, quality and scope of services provided by the sub-adviser to investment companies comparable to the Fund. The Trustees will review the ability of the new sub-adviser to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the sub-adviser with respect to compliance and regulatory matters. The Trustees will review the sub-adviser's investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to the sub-adviser's performance as an investment adviser. The Trust believes that this review provides adequate shareholder protection in the selection of sub-advisers.

                                  REQUIRED VOTE

         Approval of the change in operations contemplated in the Order requires a Majority Vote of the shareholders of the Fund. If the shareholders of the Fund do not approve this Proposal, the terms and conditions of the Order will not be applicable to the Fund.

         THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO PERMIT THE ADVISER TO HIRE AND TERMINATE SUB-ADVISERS OR MODIFY SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

                                  OTHER MATTERS

Submission of Shareholder Proposals

         The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Evergreen Select Equity Trust, 200 Berkeley Street, Boston, MA 02116.

Shareholders' Request for Special Meeting

         Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Meeting

         The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

October 6, 2000

                                                                  EXHIBIT A

                        INVESTMENT SUB-ADVISORY AGREEMENT


         AGREEMENT made this ___ day of ______, 2000, by and between First Union National Bank (the "Adviser"), and ForeFront Capital Advisors, LLC (the "Sub-adviser").


         WHEREAS, the Adviser serves as investment adviser of the Evergreen Select Secular Growth Fund (the "Fund"), a series of Evergreen Select Equity Trust (the "Trust"), a Delaware business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

     WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Fund; and

         WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund; and

         WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Sub-advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, it is agreed as follow:

         1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's assets, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way. The Sub-adviser may execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Fund.

     2. Obligations of Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:


                  a. The Sub-adviser shall manage the investment and reinvestment of the portfolio assets of the Fund, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act a-3/8 -V/T2/31/8(P)1/3H/TN/L5/8C/R o (1)7/8 N/L(P)5/8 ++-N/L5/8C/R-1/3/oo o
         5/8(recycled)5/8-V/T5/8   --(1)3/85/8  (1)7/8   (0)*(C)n(pound)  1/3L/F
         1/3No.5/8-3/85/83/8   iN/L(P)5/8   "Code")   and  (iii)   any   written
         instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. Unless the Adviser gives the Sub-adviser written instructions to the contrary, the Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Fund's shareholders, direct the Fund's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held in the Fund.


                  b. Absent  instructions  of the Adviser to the  contrary,  the
         Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. The Sub-adviser shall use its best efforts to obtain "best execution" on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of securities by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

     d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

         3. Compensation of the Sub-adviser. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee at the annual rate set forth in Schedule A hereto of the value of the Fund's average daily net assets. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Fund's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

         4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         5. Use of Names. The Adviser shall not use the name of the Sub-adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust or the Fund in any manner not approved prior thereto by the Sub-adviser; provided, however, that the Adviser may use the name of the Sub-adviser and its affiliates in any such material that merely refers in accurate terms to the Sub-adviser's appointment hereunder. The Sub-adviser shall not use the name of the Trust or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Trust in any material that merely refers in accurate terms to the appointment of the Sub-adviser hereunder.

         6. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.

         7. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Fund in connection with providing composite investment results and related information of the Sub-adviser.

     10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                         FIRST UNION NATIONAL BANK

                                           By: _______________________________
                                           Authorized Officer

                                           FOREFRONT CAPITAL ADVISORS, LLC.

                                            By: _______________________________
                                           Authorized Officer

SCHEDULE A

         Of the total management fees paid by the Fund to the Adviser, the Adviser shall pay the Sub-adviser 0.12% on the first $1 billion of average daily net assets plus 0.30% on amounts over $1 billion.


                      EVERGREEN SELECT SECULAR GROWTH FUND

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                           VOTE THIS PROXY CARD TODAY!

                         YOUR PROMPT RESPONSE WILL SAVE

                       THE EXPENSE OF ADDITIONAL MAILINGS

                  Please detach at perforation before mailing.

               SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 31, 2000


The undersigned hereby appoints Catherine E. Foley, Sally E. Ganem, Michael A. Koonce, Maureen E. Towle, and Beth Werths and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Evergreen Select Secular Growth Fund (the "Fund"), a series of Evergreen Select Equity Trust, which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at the offices of the Evergreen Funds at 200 Berkeley Street, Boston, Massachusetts 02116 on October 31, 2000, at 10:00 a.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                            NOTE:  PLEASE  SIGN  EXACTLY AS YOUR
                                            NAME(S)  APPEAR  ON THIS  PROXY.  If
                                            joint  owners,  EITHER may sign this
                                            Proxy.  When  signing  as  attorney,
                                            executor,  administrator,   trustee,
                                            guardian,  or custodian for a minor,
                                            please  give your full  title.  When
                                            signing  on behalf of a  corporation
                                            or as a partner  for a  partnership,
                                            please  give the full  corporate  or
                                            partnership   name  and  your   full
                                            title.

                                            Date:                       , 2000

                                            Signature(s)

                                            Title(s), if applicable

                      EVERGREEN SELECT SECULAR GROWTH FUND

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY

                                     TODAY!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN SELECT EQUITY TRUST. PLEASE INDICATE YOUR VOTE BY PLACING AN "x" IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                                                       For         Against       Abstain


  1.  To approve a new investment sub-advisory agreement             [  ]            [  ]          [  ]
      between First Union National Bank, the Fund's
      investment adviser, and  ForeFront Capital Advisors,


      LLC.

  2.  To approve a proposal to permit First Union National            [  ]            [  ]          [   ]
      Bank, the Fund's investment adviser, to hire and
      replace sub-advisers or modify sub-advisory
      agreements without shareholder approval.


